Exhibit 10.24

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                           NAI Highland Commercial Group, LLC
                                 2 North Cascade Avenue
                                        Suite 800
                             Colorado Springs, CO 80903-1627
                            Phone: 7195770044, Fax:7195770048

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          The printed portions of this form have been approved by the Colorado
          Real Estate Commission. (CBS 3-9-9
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THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL AND TAX
OR OTHER COUNSEL BEFORE SIGNING

                      CONTRACT TO BUY AND SELL REAL ESTATE
                          (VACANT LAND - FARM - RANCH)

                                                          Date: October 10, 2004
                                                               -----------------

1. AGREEMENT. Buyer agrees to buy and the undersigned Seller agrees to sell the Property defined below on the terms and conditions set forth in this contract.

2. DEFINED TERMS.

     a. Buyer. Buyer,

     Galley-Powers One, LLC and/or assigns

will take tide to the real property described below as [ ] Joint Tenants [ ] Tenants In Common [X] Other
n/a                                                                                                     .
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     b. Property. The Property is the following legally described real estate:
 Tract A, Creekside Subdivision Filing 1

in the County of El Paso, Colorado, commonly known as No.
na

Street Address                           City               State     Zip
together with the interests, easements, rights, benefits, improvements and attached fixtures appurtenant thereto, all interest of Seller in vacated streets and alleys adjacent thereto, except as herein excluded.

     c. Dates and Deadlines.

Item No.      Reference      Event                                        Date or Deadline
1             ss. 5a         Loan Application Deadline                    NA
2             ss. 5b         Loan Commitment Deadline                     NA
3             ss. 5c         Buyer's Credit Information Deadline          NA
4             ss. 5c         Disapproval of Buyer's Credit Deadline       NA
5             ss. 5d         Existing Loan Documents Deadline             NA
6             ss. 5d         Objection to Existing Loan Deadline          NA
7             ss. 5d         Approval of Loan Transfer Deadline           NA
8             ss. 6a         Appraisal Deadline                           NA
9             ss. 7a         Title Deadline                               10 DAYS FROM *MEC
10            ss. 7a         Survey Deadline                              NA
11            ss. 7b         Document Request Deadline                    10 DAYS FROM MEC
12            ss. 8a         Title Objection Deadline                     20 DAYS FROM RECEIPT
13            ss. 8b         Off-Record Matters Deadline                  10 DAYS FROM MEC
14            ss. 8b         Off-Record Matters Objection Deadline        20 DAYS FROM RECEIPT
15            ss. 10         Seller's Property Disclosure Deadline        10 DAYS FROK MEC
16            ss. 10a        Inspection Objection Deadline                60 DAYS FROM MEC
17            ss. l0b        Resolution Deadline                          10 DAYS FROM OBJECTIONS
18            ss. 11         Closing Date                                 15 DAYS FROM DP APPROVAL

PREPARED BY AGENT:  James E. Spittler, Jr., SIOR, Broker
CBS 3-9-99, Contract to Buy and Sell Real Estate (Vacant Land - Farm - Ranch). Colorado Real Estate Commission
RealFAST Software, 2004, Version 6.15. Software Registered to Bonnie K. Nuss, NAI Highland Commercial Group, LLC.
                                                      10/19/04  15:43:20                                          Page 1 of 9

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

19            ss. 16         Possession Date                              UPON CLOSING
20            ss. 16         Possession Time                              UPON CLOSING
21            ss. 28         Acceptance Deadline Date                     October 22, 2004
22            ss. 28         Acceptance Deadline Time                     5:00 PM MDT
n/a           n/a            n/a                                          n/a
n/a           n/a            n/a                                          n/a
n/a           n/a            n/a                                          n/a

     d. Attachments. The following exhibits, attachments and addenda are a part of this contract:
See Addendum A attached hereto and by this reference incorporated herein.

     e. Applicability of Terms. A check or similar mark in a box means that such provision is applicable. The abbreviation "N/A" means not applicable.

3. INCLUSIONS AND EXCLUSIONS.

     a. The Purchase Price includes the following items (Inclusions):

        (1) Fixtures. If attached to the Property on the date of this contract, lighting, heating, plumbing, ventilating and air conditioning fixtures, inside telephone wiring and connecting blocks/jacks, plants, mirrors, floor coverings, intercom system, sprinkler systems and controls; and n/a

        (2) Other Inclusions. If on the Property whether attached or not on the date of this contract storm windows, storm doors, window and porch shades, awnings, blinds, screens, window coverings, curtain rods, drapery rods, storage sheds, and all keys. Check box if included: [ ] Smoke/Fire Detectors,
[ ] Security Systems; and
n/a

        (3) Trade Fixtures. With respect to trade fixtures, Seller and Buyer agree as follows:
n/a

        (4) Water Rights, The following legally described water rights:
n/a
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        (5) Growing Crops. With respect to the growing crops Seller and Buyer agree as follows:
n/a

     b. Instruments of Transfer. The Inclusions are to be conveyed at Closing free and clear of all taxes, liens and encumbrances, except as provided in ss.
12. Conveyance shall be by bill of sale or other applicable legal instrument(s). Any water rights shall be conveyed by n/a deed or other applicable legal instrument(s).

     c. Exclusions. The following attached fixtures are excluded from this sale: n/a

4. PURCHASE PRICE AND TERMS. The Purchase Price set forth below shall be payable in U.S. Dollars by Buyer as follows:

Item No.      Reference      Item                                  Amount    Amount

1             ss.4           Purchase Price                    456,000.00
2             ss. 4a         Earnest Money                                   $ 25,000.00
3             ss. 4b         New Loan                                                n/a
4             ss. 4c         Assumption Balance                                      n/a
5             ss. 4d         Seller or Private Financing                             n/a
6             ss. 4e         Cash at Closing                                 $431,000 00
7                            TOTAL                            $456,000.00    $456,000.00

         a. Earnest Money, The Earnest Money set forth in this Section, in the form of promissory note, is part payment of the Purchase Price and shall be payable to and held by Lawyers Title Insurance Company, in its trust account, on behalf of both Seller and Buyer. The parties authorize delivery of the Earnest
Money deposit to the Closing Company, if any, at or before Closing.
n/a
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PREPARED BY AGENT:  James E. Spittler, Jr., SIOR, Broker
CBS 3-9-99, Contract to Buy and Sell Real Estate (Vacant Land - Farm - Ranch). Colorado Real Estate Commission
RealFAST Software, 2004, Version 6.15. Software Registered to Bonnie K. Nuss, NAI Highland Commercial Group, LLC.
                                                      10/19/04  15:43:20                                          Page 2 of 9

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
PREPARED BY AGENT:  James E. Spittler, Jr., SIOR, Broker
CBS 3-9-99, Contract to Buy and Sell Real Estate (Vacant Land - Farm - Ranch). Colorado Real Estate Commission
RealFAST Software, 2004, Version 6.15. Software Registered to Bonnie K. Nuss, NAI Highland Commercial Group, LLC.
                                                      10/19/04  15:43:20                                          Page 3 of 9

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6. APPRAISAL PROVISIONS.

     a. Appraisal Condition. This subsection a. [ ] Shall [X] Shall Not apply.

     Buyer shall have the sole option and election to terminate this contract if the Purchase Price exceeds the Property's valuation determined by an appraiser engaged by n/a . The contract shall terminate by Buyer giving Seller written notice of termination and either a copy of such appraisal or written notice from lender which confirms the Properties valuation is less than the Purchase Price, received on or before the Appraisal Deadline (ss. 2c). If Seller does not receive such written notice of termination on or before the Appraisal Deadline (ss. 2c), Buyer waives any right to terminate under this subsection.

     b. Cost of Appraisal. Cost of any appraisal to be obtained after the date of this contract shall be timely paid by [X] Buyer [ ] Seller.

7. EVIDENCE OF TITLE.

     a. Evidence of Title, Survey, On or before Title Deadline @ 2c), Seller shall cause to be furnished to Buyer, at Seller's expense, a current commitment for owner's tide insurance policy in an amount equal to the Purchase Price or if this box is checked, [ ] An Abstract of title certified to a current date. If a title insurance commitment is furnished, it [X] Shall [ ] Shall Not commit to delete or insure over the standard exceptions which relate to:

        (1) Parties in possession,
        (2) Unrecorded easements,
        (3) survey matters,
        (4) any unrecorded mechanics' Liens,
        (5) gap period (effective date of commitment to date deed is recorded), and
        (6) Unpaid taxes, assessments and unredeemed tax sales prior to the year of Closing.

     Any additional premium expense to obtain this additional coverage shall be paid by [X] Buyer [ ] Seller. An amount not to exceed $ 400.00 for the cost of any improvement location certificate or survey shall be paid by [ ] Buyer [X] Seller. If the cost exceeds this amount, Buyer shall pay the excess on or before Closing. The improvement location certificate or survey shall be received by Buyer on or before Survey Deadline (ss. 2c). Seller shall cause the title insurance policy to be delivered to Buyer as soon as practicable at or after Closing.

         b. Copies of Exceptions. On or before Title Deadline (ss. 2c), Seller, at Seller's expense, shall furnish to Buyer, (1) a copy of any plats, declarations, covenants, conditions and restrictions burdening the Property, and
(2) if a title insurance commitment is required to be furnished, and if this box is checked [X] Copies of any Other Documents (or, if illegible, summaries of such documents) listed in the schedule of exceptions (Exceptions). Even if the box is not checked, Seller shall have the obligation to furnish these documents pursuant to this subsection if requested by Buyer any time on or before the Document Request Deadline (ss. 2c). This requirement shall pertain only to documents as shown of record in the office of the clerk and recorder(s). The abstract or title insurance commitment, together with any copies or summaries of such documents furnished pursuant to this Section, constitute the title documents (Title Documents).

8. TITLE.

     a. Title Review. Buyer shall have the right to inspect the Title Documents. Written notice by Buyer of unmerchantability of title or of any other unsatisfactory title condition shown by the Title Documents shall be signed by or on behalf of Buyer and given to Seller on or before Title Objection Deadline (ss. 2c), or within five (5) calendar days after receipt by Buyer of any Title Document(s) or endorsement(s) adding new Exception(s) to the title commitment together with a copy of the Title Document adding new Exception(s) to title. If Seller does not receive Buyer's notice by the date(s) specified above, Buyer accepts the condition of tile as disclosed by the Tile Documents as satisfactory.

b. Matters not Shown by the Public Records. Seller shall deliver to Buyer, on or before Off-Record Matters Deadline (ss. 2c) true copies of all lease(s) and survey(s) in Seller's possession pertaining to the Property and shall disclose to Buyer all easements, liens or other title matters not shown by the public records of which Seller has actual knowledge. Buyer shall have the right to
PREPARED BY AGENT:  James E. Spittler, Jr., SIOR, Broker
CBS 3-9-99, Contract to Buy and Sell Real Estate (Vacant Land - Farm - Ranch). Colorado Real Estate Commission
RealFAST Software, 2004, Version 6.15. Software Registered to Bonnie K. Nuss, NAI Highland Commercial Group, LLC.
                                                      10/19/04  15:43:20                                          Page 4 of 9

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inspect the Property to determine if any third party(ies) has any right in the
Property not shown by the public records (such as an unrecorded easement unrecorded Lease, or boundary line discrepancy). Written notice of any unsatisfactory condition(s) disclosed by Seller or revealed by such inspection shall be signed by or on behalf of Buyer and given to Seller on or before Off-Record Matters Objection Deadline (ss. 2c). If Seller does not receive Buyers notice by said date, Buyer accepts title subject to such rights, if any, of third parties of which Buyer has actual knowledge.

     C. Special Taxing Districts. SPECIAL TAXING DISTRICTS MAY BE SUBJECT TO GENERAL OBLIGATION INDEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX LEVIES ON THE TAXABLE PROPERTY WITHIN SUCH DISTRICTS. PROPERTY OWNERS IN SUCH DISTRICTS MAY BE PLACED AT RISK FOR INCREASED MILL LEVIES AND EXCESSIVE TAX BURDENS To SUPPORT THE SERVICING OF SUCH DEBT WHERE CIRCUMSTANCES ARISE RESULTING IN THE INABILITY OF SUCH A DISTRICT TO DISCHARGE SUCH INDEBTEDNESS WITHOUT SUCH AN INCREASE IN MILL LEVIES. BUYER SHOULD INVESTIGATE THE DEBT FINANCING REQUIREMENTS OF THE AUTHORIZED GENERAL OBLIGATION INDEBTEDNESS OF SUCH DISTRICTS, EXISTING MILL LEVIES OF SUCH DISTRICT SERVICING SUCH INDEBTEDNESS, AND THE POTENTIAL FOR AN INCREASE IN SUCH MILL LEVIES.

     In the event the Property is located within a special taxing district and Buyer desires to terminate this contract as a result, if written notice is received by Seller on or before Off-Record Matters Objection Deadline (ss. 2c), this contract shall then terminate. If Seller does not receive Buyer's notice by such date, Buyer accepts the effect of the Property's inclusion in such special taxing district(s) and waives the right to so terminate.

     d. Right to Care.- If Seller receives notice of unmerchantability of title or any other unsatisfactory title condition(s) or commitment terms as provided in ss. 8 a or b above, Seller shall use reasonable effort to correct said items and bear any nominal expense to correct the same prior to Closing. If such unsatisfactory title condition(s) are not corrected on or before Closing, this contract shall then terminate; provided, however, Buyer may, by written notice received by Seller, on or before Closing, waive objection to such items.

     e. Title Advisory. The Title Documents affect the title, ownership and use of the Property and should be reviewed carefully. Additionally; other matters not reflected in the Title Documents may affect the title, ownership and use of the Property, including without limitation boundary lines and encroachments, area, zoning, unrecorded easements and claims of easements, leases and other unrecorded agreements, and various laws and governmental regulations concerning land use, development and environmental matters. THE SURFACE ESTATE MAY BE OWNED SEPARATELY FROM THE UNDERLYING MINERAL ESTATE, AND TRANSFER OF THE SURFACE ESTATE DOES NOT NECESSARILY INCLUDE TRANSFER OF THE MINERAL RIGHTS. THIRD PARTIES MAY HOLD INTERESTS IN OIL, GAS, OTHER MINERALS, GEOTHERMAL ENERGY OR WATER ON OR UNDER THE PROPERTY, WHICH INTERESTS MAY GIVE THEM RIGHTS TO ENTER AND USE THE PROPERTY. Such matters may be excluded from the title insurance policy. Buyer is advised to timely consult legal counsel with respect to all such matters as there are strict time limits provided in this contract (eg., Title Objection Deadline [ss. 2c] and Off-Record Matters Objection Deadline [ss.
2c).

9. LEAD-BASED PAINT. Unless exempt, if the improvements on the Property include one or more residential dwelling(s) for which a building permit was issued prior to January 1, 1978, this contract shall be void unless a completed Lead-Based Paint Disclosure (Sales) form is signed by Seller and the required real estate licensee(s), which must occur prior to the parties signing this contract.

10. PROPERTY DISCLOSURE AND INSPECTION. On or before Seller's Property Disclosure Deadline (ss. 2c), Seller agrees to provide Buyer with a written disclosure of adverse matters regarding the Property completed by Seller to the best of Seller's current actual knowledge.

     a. Inspection Objection Deadline. Buyer shall have the right to have inspection(s) of the physical condition of the Property and Inclusions, at Buyer's expense. If the physical condition of the Property or Inclusions is unsatisfactory in Buyer's subjective discretion, Buyer shall, on or before Inspection Objection Deadline (ss. 2c):

        (1) notify Seller in writing that this contract is terminated, or
        (2) provide Seller with a written description of any unsatisfactory physical condition which Buyer requires Seller to correct (Notice to Correct).

        If written notice is not received by Seller on or before Inspection Objection Deadline (ss. 2c), the physical condition of the Property and Inclusions shall be deemed to be satisfactory to Buyer.

     b. Resolution Deadline. If a Notice to Correct is received by Seller and if Buyer and Seller have not agreed in writing to a settlement thereof on or before Resolution Deadline (ss. 2c), this contract shall terminate one calendar day following the Resolution Deadline, unless before such termination Seller receives Buyer's written withdrawal of the Notice to Correct.

     C. Damage; Liens; Indemnity. Buyer is responsible for payment for all inspections, surveys, engineering reports or for any other work performed at Buyer's request and shall pay for any damage which occurs to the Property and

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Inclusions as a result of such activities. Buyer shall not permit claims or liens of any kind against the Property for inspections, surveys, engineering reports and for any other work performed on the Property at Buyer's request. Buyer agrees to indemnify, protect and hold Seller harmless from and against any liability, damage, cost or expense incurred by Seller in connection with any such inspection, claim, or lien. This indemnity includes Seller's right to recover all costs and expenses incurred by Seller to enforce this subsection, including Seller's reasonable attorney fees. The provisions of this subsection shall survive the termination of this contract.

11. CLOSING. Delivery of deed(s) from Seller to Buyer shall be at Closing (Closing). Closing shall be on the date specified as the Closing Date (ss. 2c) or by mutual agreement at an earlier date. The hour and place of Closing shall be as designated by Lawyers Title Insurance Company.

12. TRANSFER OF TITLE. Subject to tender or payment at Closing as required herein and compliance by Buyer with the other terms and provisions hereof, Seller shall execute and deliver a good and sufficient n/a deed to Buyer, at

PREPARED BY AGENT:  James E. Spittler, Jr., SIOR, Broker
CBS 3-9-99, Contract to Buy and Sell Real Estate (Vacant Land - Farm - Ranch). Colorado Real Estate Commission
RealFAST Software, 2004, Version 6.15. Software Registered to Bonnie K. Nuss, NAI Highland Commercial Group, LLC.
                                                      10/19/04  15:43:20                                          Page 5 of 9

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Closing, conveying the Property free and clear of all taxes except the general taxes for the year of Closing. Except as provided herein, title shall be conveyed free and clear of all liens, including any governmental liens for special improvements installed as of the date of Buyer's signature hereon, whether assessed or not Title shall be conveyed subject to:

     a. those specific Exceptions described by reference to recorded documents as reflected in the Title Documents accepted by Buyer in accordance with ss. 8a [Title Review],

     b. distribution utility easements,

     c. those specifically described rights of third parties not shown by the public records of which Buyer has actual knowledge and which were accepted by Buyer in accordance with ss. 8b [Matters Not Shown by the Public Records], and

     d. inclusion of the Property within any special taxing district, and

     e. the benefits and burdens of any declaration and party wall agreements, if any, and

     f. other none
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13. PAYMENT OF ENCUMBRANCES. Any encumbrance required to be paid shall be paid at or before Closing from the proceeds of this transaction or from any other source.

 14. CLOSING COSTS; DOCUMENTS AND SERVICES. Buyer and Seller shall pay, in Good Funds, their respective Closing costs and all other items required to be paid at Closing, except as otherwise provided herein. Buyer and Seller shall sign and complete all customary or reasonably required documents at or before Closing. Fees for real estate Closing services shall be paid at Closing by [X]One-Half by Buyer and One-Half by Seller [ ] Buyer [ ] Seller [ ] Other n/a .
                                                                              --

     The local transfer tax of na % of the Purchase Price shall be paid at Closing by [ ] Buyer [ ] Seller. Any sales and use tax that may accrue because of this transaction shall be paid when due by [X] Buyer [ ] Seller.

15. PRORATIONS The following shall be prorated to Closing Date (ss. 2c), except as otherwise provided:

     a. Taxes. Personal property taxes, if any, and general real estate taxes for the year of Closing. based on [X] The Taxes for the Calendar Year Immediately Preceding Closing [ ] The Most Recent Mill Levy and Most Recent Assessment [ ] Other none

     b. Rents. Rents based on [ ] Rents Actually Received [ ] Accrued. Security deposits held by Seller shall be credited to Buyer. Seller shall assign all leases to Buyer and Buyer shall assume such Leases. none

     c. Other Prorations. Water, sewer charges; and interest on continuing loan(s), if any; and none

     d. Final Settlement. Unless otherwise agreed in writing, these proration shall be final.

16. POSSESSION. Possession of the Property shall be delivered to Buyer on Possession Date and Possession Time (ss. 2c), subject to the following lease(s) or tenancy(s):
none

     If Seller, after Closing, fails to deliver possession as specified, Seller shall be subject to eviction and shall be additionally liable to Buyer for payment of $ 200. 00, per day from the Possession Date (ss. 2c) until possession is delivered.

17. NOT ASSIGNABLE: This contract shall not be assignable by Buyer without Seller's prior written consent. Except as so restricted, this contract shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties.

18. CONDITION OF AND DAMAGE TO PROPERTY AND INCLUSIONS, Except as otherwise provided in this contract, the Property, Inclusions or both shall be delivered in the condition existing as of the date of this contract, ordinary wear and tear excepted.

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     a. Casualty; Insurance. In the event the Property or Inclusions shall be damaged by fire or other casualty prior to Closing, in an amount of not more than ten percent of the total Purchase Price, Seller shall be obligated to repair the same before the Closing Date (ss. 2c). In the event such damage is not repaired within said time or if the damages exceed such sum, this contract may be terminated at the option of Buyer by delivering to Seller written notice of termination. Should Buyer elect to carry out this contract despite such damage, Buyer shall be entitled to a credit, at Closing, for all the insurance proceeds resulting from such damage to the Property and Inclusions payable to Seller but not the owners' association, if any, plus the amount of any deductible provided for in such insurance policy, such credit not to exceed the total Purchase Price.

     b. Damage; Inclusions; Services. Should any Inclusion(s) or service(s) (including systems and components of the Property, e.g. heating, plumbing, etc.) fail or be damaged between the date of this contract and Closing or possession, whichever shall be earlier, then Seller shall be liable for the repair or replacement of such Inclusion(s) or service(s) with a unit of similar size, age and quality, or an equivalent credit, but only to the extent that the maintenance or replacement of such Inclusion(s), service(s) or fixture(s) is not the responsibility of the owners! Association, if any, less any insurance proceeds received by Buyer covering such repair or replacement. The risk of loss for any damage to growing crops, by fire or other casualty, shall be home by the party entitled to the growing crops, if any, as provided in ss. 3 and such party shall be entitled to such insurance proceeds or benefits for the growing crops, if any.

     c. Walk-Through; Verification of Condition. Buyer, upon reasonable notice, shall have the right to walk through the property prior to Closing to verify that the physical condition of the Property and Inclusions complies with this contract.

CBS 3-9-99, Contract to Buy and Sell Real Estate (Vacant Land - Farm - Ranch). Colorado Real Estate Commission
RealFAST Software, 2004, Version 6.15. Software Registered to Bonnie K. Nuss, NAI Highland Commercial Group, LLC.
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19. RECOMMENDATION OF LEGAL AND TAX COUNSEL. By signing this document, Buyer and
Seller acknowledge that the Selling Company or the Listing Company has advised that this document has important legal consequences and has recommended the examination of title and consultation with legal and tax or other counsel before signing this contract.

20. TIME OF ESSENCE AND REMEDIES. Time is of the essence hereof. If any note or check received as Earnest Money hereunder or any other payment due hereunder is not paid, honored or tendered when due, or if any other obligation hereunder is not performed or waived as herein provided, there Shall be the following remedies:

     a. If Buyer is in Default:

[ ]     (1) Specific Performance. Seller may elect to treat this contract as canceled, in which case all payments and things of value received hereunder shall be forfeited and retained on behalf of Seller, and Seller may recover such damages as may be proper, or Seller may elect to treat this contract as being in full force and effect and Seller shall have the right to specific performance or damages, or both.

[X]     (2) Liquidated Damages. All payments and things of value received hereunder shall be forfeited by Buyer and retained on behalf of Seller and both parties shall thereafter be released from all obligations hereunder. It is agreed that such payments and things of value are LIQUIDATED DAMAGES and (except as provided in subsection c) are SELLER'S SOLE AND ONLY REMEDY for Buyer's failure to perform the obligations of this contract. Seller expressly waives the remedies of specific performance and additional damages.

     b. If Seller is in Default: Buyer may elect to treat this contract as canceled, in which case all payments and things of value received hereunder shall be returned and Buyer may recover such damages as may be proper, or Buyer my elect to treat this contract as being in full force and effect and Buyer shall have the right to specific performance or damages, or both.

     c. Costs and Expenses. In the event of any arbitration or litigation relating to this contract, the arbitrator or court shall award to the prevailing party an reasonable costs and expenses, including attorney fees.

21. MEDIATION. If a dispute arises relating to this contract, prior to or after Closing, and is not resolved, the parties shall first proceed in good faith to submit the matter to mediation. Mediation is a process in which the parties meet with an impartial person who helps to resolve the dispute informally and confidentially. Mediators cannot impose binding decisions. The parties to the dispute must agree before any settlement is binding. The parties will jointly appoint an acceptable mediator and will share equally in the cost of such mediation. The mediation, unless otherwise agreed, shall terminate in the event the entire dispute is not resolved 30 calendar days from the date written notice requesting mediation is sent by one party to the other(s). This Section shall not alter any date in this contract unless otherwise agreed.

22. EARNEST MONEY DISPUTE. Notwithstanding any termination of this contract, Buyer and Seller agree that in the event of any controversy regarding the Earnest Money and things of value held by broker or Closing Company (unless mutual written instructions are received by the holder of the Earnest Money and things of value), broker or Closing Company shall not be required to take any action but may await any proceeding, or at brokees or Closing Company's option and sole discretion, may interplead all parties and deposit any moneys or things of value into a court of competent jurisdiction and shall recover court costs and reasonable attorney fees.

23. TERMINATION. In the event this contract is terminated, all payments and things of value received hereunder shall be returned and the parties shall be relieved of all obligations hereunder, subject to ss.ss. 10c, 21 and 22.

24. ADDITIONAL PROVISIONS, (The Language of these additional provisions has not been approved by the Colorado Real Estate Commission.)

a. Buyer shall have 60 days from the date of execution hereof to determine at its sole discretion that he property is suitable for its intended use with respect to zoning, ingress and egress, soils, hazardous materials issues, utilities, geologic hazard studies and any other matter it deems, at its sole discretion, to be pertinent with respect to the physical condition of the property. If Buyer does not notify the Seller that the property is acceptable as provided hereinabove, then this contract shall terminate and earnest money shall be returned to Buyer and parties hereto released from all obligations hereunder. If Buyer notifies Seller that the property is acceptable then the earnest money shall be non refundable except for Buyer's inability to get approval for its Development Plan as described herainbelow.

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b. This contract in specifically contingent upon Buyers receiving an approved development plan from the City of Colorado Springs. Buyer and Seller hereby acknowledge that the property is currently platted as Tract A, and that as a part of getting a Development Plan approved that the Tract will have to be re-platted as a Lot. Buyer shall have 6 months from the date of execution hereof to get approval from the City for its development plan. If, despite good faith efforts by the Buyer to obtain said approval, it has not been received prior to 6 months from the date of mutual execution of this contract then Buyer shall be entitled to two (2) thirty (30) day extensions of this contingency by giving written notice prior to the expiration of the contingency period, or extension thereof, that it intends to extend the contingency period. If at the end of the second extension the approval is not obtained then this contract shall terminate, earnest money hereunder shall be returned to Buyer and portion hereto released from all obligations hereunder.

c. Buyer and Seller acknowledge that the terms of these Additional Provisions have not been approved by the Colorado Real Estate Commission, that they were prepared by James R. Spittler Jr., of NAI Highland Commercial Group, LLC and that they will have been reviewed and revised as necessary by their respective legal counsel.

d. The purchase price in based upon 28,500 square foot of land at $16.00 per square foot. A final survey will determine the final size of the property and the total price will be adjusted up or down, based upon the final size multiplied by $16.00 psf.

PREPARED BY AGENT:  James E. Spittler, Jr., SIOR, Broker
CBS 3-9-99, Contract to Buy and Sell Real Estate (Vacant Land - Farm - Ranch). Colorado Real Estate Commission
RealFAST Software, 2004, Version 6.15. Software Registered to Bonnie K. Nuss, NAI Highland Commercial Group, LLC.
                                                      10/19/04  15:43:20                                          Page 7 of 9

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25. ENTIRE AGREEMENT; SUBSEQUENT MODIFICATION, SURVIVAL. This contract constitutes the entire contract between the parties relating to the subject hereof, and any prior agreements pertaining thereto, whether oral or written, have been merged and integrated into this contract. No subsequent modification of any of the terms of this contract shall be valid, binding upon the parties, or enforceable unless made in writing and signed by the parties. Any obligation in this contract which, by its terms, is intended to be performed after termination or Closing shall survive the same.

26. FACSIMILE. Signatures [X] May [ ] May Not be evidenced by facsimile. Documents with original signatures shall be provided to the other party at Closing, or earlier upon request of any party.

27. NOTICE. Except for the notice requesting mediation described in ss. 21, any notice to Buyer shall be effective when received by Buyer or by-Selling Company and any notice to Seller shall be effective when received by Seller or Listing Company.

28. NOTICE OF ACCEPTANCE; COUNTERPARTS. This proposal shall expire unless accepted in writing, by Buyer and Seller, as evidenced by their signatures below, and the offering party receives notice of acceptance pursuant to ss. 27 on or before Acceptance Deadline Date and Acceptance Deadline Time (ss. 2c). If accepted, this document shall become a contract between Seller and Buyer. A copy of this document may be executed by each party, separately, and when each party has executed a copy thereof, such copies taken together shall be deemed to be a full and complete contract between the parties.

Galley-Powers One, LLC and/or assigns
102 N. Cascade, Suite 500, Colorado springs, CO 80903
BUS.#: 719 520 1234       FAX.#: 520 1204

BUYER  /s/  Stephen P. Engel                            DATE  October 19, 2004
     ---------------------------------------------------      ----------------
By:         Stephen P. Engel

[NOTE: If this offer is being countered or rejected, do not sign this document. Refer to ss. 29]

Bishop Powers, Ltd. a Colorado Limited Partnership
222 N. Broadway   Riverton, WY  82501
Bus:#: 307 856 3800     Fax:#:  307 856 1851

SELLER  /s/  Robert E. Thrailkill                        DATE October 20, 2004
      --------------------------------------------------      ----------------
By:          Robert E. Thrailkill

29. COUNTER, REJECTION. This offer is Countered Rejected. Initials only of party (Buyer or Seller) who countered or rejected offer

                                END OF CONTRACT
--------------------------------------------------------------------------------
Note: Closing Instructions should be signed on or before Tide Deadline.
--------------------------------------------------------------------------------

BROKER ACKNOWLEDGMENTS. The undersigned Broker(s) acknowledges receipt of the Earnest Money deposit specified in ss. 4 and, while not a party to the contract, agrees to cooperate upon request with any mediation conducted under ss. 2 1.

The Listing Broker (or, in the case of a one person firm, the Listing Firm is a
[ ] Seller's Agent [X] Transaction-Broker in this transaction.

The Selling Broker (or, in the case of a one person firm, the Selling Firm is a
[ ] Buyer's Agent [ ] Seller's Agent [X] Transaction-Broker in this transaction.

BROKERS' COMPENSATION DISCLOSURE.

Selling Broker or Selling Firm's compensation or commission is to be paid by:
[ ] Buyer [X] Seller [ ] Listing Firm
[ ] Other n/a                                                                  .
         ----------------------------------------------------------------------

(To be completed by Listing Firm) Listing Firm's compensation or commission is to be paid by: [ ] Buyer [X] Seller [ ]Other n/a
                                             ----------------------------------
PREPARED BY AGENT:  James E. Spittler, Jr., SIOR, Broker
CBS 3-9-99, Contract to Buy and Sell Real Estate (Vacant Land - Farm - Ranch). Colorado Real Estate Commission
RealFAST Software, 2004, Version 6.15. Software Registered to Bonnie K. Nuss, NAI Highland Commercial Group, LLC.
                                                      10/19/04  15:43:20                                          Page 8 of 9

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          Selling Broker/Firm:
          NAI Highland Commercial Group, LLC
          2 North Cascade Avenue
          Suite 800
          Colorado Springs, CO 80903-1627
          Phone: 719 577 0044, Fax: 719 577 0048

          By:  /s/  James E. Spittler, Jr.                         10/19/04
             ------------------------------------------------------------------
          Signature James E. Spittler, Jr., SIOR                     Date



Listing Broker/Firm: Same
                    -----------------------------------------------------------
                                    (Name of Broker/Firm)
By:  /s/  James E. Spittlet, Jr.                                   10/19/04
   ----------------------------------------------------------------------------
Signature James E. Spittlet, Jr., SIOR                               Date

Listing Broker/Firm's Address: same
                              -------------------------------------------------
Listing Broker/Firm's Telephone No. same
                                   --------------------------------------------
Listing Broker/Firm's Fax No: same
                             --------------------------------------------------


PREPARED BY AGENT:  James E. Spittler, Jr., SIOR, Broker
CBS 3-9-99, Contract to Buy and Sell Real Estate (Vacant Land - Farm - Ranch). Colorado Real Estate Commission
RealFAST Software, 2004, Version 6.15. Software Registered to Bonnie K. Nuss, NAI Highland Commercial Group, LLC.
                                                      10/19/04  15:43:20                                          Page 9 of 9

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